Amplify BlackSwan ISWN ETF
Schedule of Investments
as of June 30, 2024 (Unaudited)

U.S. TREASURY SECURITIES - 88.2%		Par	Value
United States Treasury Note/Bond
1.75%, 11/15/2029		$3,679,000	$3,234,430
0.63%, 05/15/2030		3,999,000	3,236,613
0.88%, 11/15/2030		3,993,000	3,234,330
1.63%, 05/15/2031		3,841,000	3,228,090
1.38%, 11/15/2031		3,964,000	3,229,654
2.88%, 05/15/2032		3,570,000	3,222,343
4.13%, 11/15/2032		3,268,000	3,218,980
3.38%, 05/15/2033		3,466,000	3,219,251
4.50%, 11/15/2033		3,180,000	3,217,017
4.38%, 05/15/2034		3,206,000	3,214,266
TOTAL U.S. TREASURY SECURITIES (Cost $33,149,626)			32,254,974

PURCHASED OPTIONS - 11.3%(a)(b)	Notional Amount	Contracts
Call Options - 11.3%			$–
iShares MSCI EAFE ETF		–	$–
Expiration: 12/20/2024; Exercise Price: $69.00	18,462,381	2,357	2,563,237
Expiration: 06/20/2025; Exercise Price: $78.00	16,958,445	2,165	1,564,213
Total Call Options			4,127,450
TOTAL PURCHASED OPTIONS (Cost $3,724,353)			4,127,450

SHORT-TERM INVESTMENTS - 0.1%		Shares
Money Market Funds - 0.1%
Dreyfus Treasury Securities Cash Management, 4.38%(c)		5,254	5,254
Invesco Government & Agency Portfolio - Institutional Class, 5.25%(c)		13,529	13,529
TOTAL SHORT-TERM INVESTMENTS (Cost $18,783)			18,783

TOTAL INVESTMENTS - 99.6% (Cost $36,892,762)			$36,401,207
Other Assets in Excess of Liabilities - 0.4%			133,408
TOTAL NET ASSETS - 100.0%			$36,534,615

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.
(c)	The rate shown represents the 7-day effective yield as of June 30, 2024.

Summary of Fair Value Disclosure as of June 30, 2024 (Unaudited)

Amplify BlackSwan ISWN ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Securities	–	32,254,974	–	32,254,974
Purchased Options	–	4,127,450	–	4,127,450
Money Market Funds	18,783	–	–	18,783
Total Investments	18,783	36,382,424	–	36,401,207

Refer to the Schedule of Investments for additional information.